    As filed with the Securities and Exchange Commission on February 9, 1999

                                                         Exhibit Index on Page 5

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 12, 1998

Commission File Number: 1-11954

                              VORNADO REALTY TRUST
             (Exact name of registrant as specified in its charter)

                MARYLAND                                      22-1657560
(State or other jurisdiction of incorporation)             (I.R.S. employer
                                                        identification number)

PARK 80 WEST, PLAZA II, SADDLEBROOK, NEW JERSEY                  07663
   (Address of principle executive offices)                    (Zip Code)

                                 (201) 587-1000
              (Registrant's telephone number, including area code)

                                      N/A
         (Former name or former address, if changed since last report)

ITEMS 1 - 4. NOT APPLICABLE.

ITEM 5. OTHER EVENTS.

ISSUANCE OF ADDITIONAL SERIES D-1 PREFERRED UNITS BY VORNADO REALTY L.P.

       On December 22, 1998, Vornado Realty L.P., a Delaware limited partnership through which Vornado Realty Trust conducts its business (the "Operating Partnership"), sold $27.5 million of Series D-1 Preferred Units of limited partnership interest (the "Series D-1 Preferred Units") to an institutional investor in a private placement, resulting in net proceeds of approximately $26.8 million. As previously reported, on November 12, 1998, the Operating Partnership sold $60 million of Series D-1 Preferred Units to the same institutional investor in a private placement, resulting in net proceeds of approximately $58.5 million.

       The Series D-1 Preferred Units are perpetual and may be redeemed without penalty in whole or in part by the Operating Partnership at any time on or after November 12, 2003 for cash equal to $25 per Series D-1 Preferred Unit and any accumulated and unpaid distributions owing in respect of the Series D-1 Preferred Units being redeemed. At any time on or after the Series D-1 Effective Date (as defined below), holders of Series D-1 Preferred Units will have the right to have their Series D-1 Preferred Units redeemed by the Operating Partnership for (i) cash equal to $25 for each Series D-1 Preferred Unit and any accumulated and unpaid distributions owing in respect of the Series D-1 Preferred Units being redeemed or (ii) at the option of Vornado Realty Trust, one Series D-1 8.5% Cumulative Redeemable Preferred Share of Beneficial Interest, no par value (the "Series D-1 Preferred Shares"), of Vornado Realty Trust for each Series D-1 Preferred Unit redeemed. The "Series D-1 Effective Date" means the sooner of (i) November 12, 2008, (ii) the first business day following any period in which the Operating Partnership has failed to make full distributions in respect of the Series D-1 Preferred Units for six quarters, whether or not consecutive, (iii) the first business day following receipt by the holder of the Series D-1 Preferred Units of either notice from Vornado Realty Trust, or an opinion of counsel, that the Operating Partnership is or likely is a "publicly-traded partnership," as defined in the Internal Revenue Code of 1986, as amended, and (iv) the first business day following the date on which the institutional investor to which the Series D-1 Preferred Units were issued reasonably determines that there is an imminent and substantial risk that the Series D-1 Preferred Units held by it represent or will represent 19.5% or more of the total profits or capital interests in the Operating Partnership for a taxable year.

       The Series D-1 Preferred Shares will be perpetual and will be redeemable at the option of Vornado Realty Trust at any time on and after November 12, 2003 for cash equal to $25 per Series D-1 Preferred Share plus dividends accumulated and unpaid prior to the date of redemption. No Series D-1 Preferred Shares are now outstanding, Vornado Realty Trust and the purchaser of the Series D-1 Preferred Units have entered into a registration rights agreement, as amended, with respect to the Series D-1 Preferred Shares that may be issued upon redemption of Series D-1 Preferred Units.


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


ITEM 6. NOT APPLICABLE.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     The following exhibits are furnished in accordance with the provisions of
Item 601 of Regulation S-K:

Exhibit No.              Description
-----------              -----------
3.1                      Articles Supplementary to Declaration of Trust of
                         Vornado Realty Trust with respect to the Series D-1
                         Preferred Shares, dated November 12, 1998, as filed
                         with the State Department of Assessments and Taxation
                         of Maryland on November 25, 1998 (incorporated by
                         reference to Exhibit 3.1 to the Current Report on Form
                         8-K of Vornado Realty Trust, dated November 12, 1998)

3.2                      Articles Supplementary to Declaration of Trust of
                         Vornado Realty Trust with respect to the Series D-1
                         Preferred Shares, dated December 22, 1998, as filed with the State Department of Assessments and Taxation of Maryland on January 12, 1999

3.3                      Third Amendment to Second Amended and Restated
                         Agreement of Limited Partnership of Vornado Realty
                         L.P., dated as of November 12, 1998 (incorporated by reference to Exhibit 3.2 to the Current Report on Form
                         8-K of Vornado Realty Trust, dated November 12, 1998)

3.4                      Exhibit A, dated as of December 22, 1998, to Second
                         Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P.

99.1                     Press release of Vornado Realty Trust, dated November
                         12, 1998 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of Vornado Realty Trust, dated November 12, 1998)

99.2                     Press release of Vornado Realty Trust, dated December
                         22, 1998

ITEM 8. NOT APPLICABLE.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             VORNADO REALTY TRUST
                                                 (Registrant)

                                             By: /s/ Irwin Goldberg
                                                -----------------------------
                                                Name: Irwin Goldberg
                                                Title: Vice President,
                                                       Chief Financial Officer

Date: February 9, 1999

                               Index to Exhibits





Exhibit        Description
No.

3.1 Articles Supplementary to Declaration of Trust of Vornado Realty Trust with respect to the Series D-1 Preferred Shares, dated as of November 12, 1998, as filed with the State Department of Assessments and Taxation of Maryland on November 25, 1998 (incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K of Vornado Realty Trust, dated November 12, 1998)

3.2 Articles Supplementary to Declaration of Trust of Vornado Realty Trust with respect to the Series D-1 Preferred Shares, dated as of December 22, 1998, as filed with the State Department of Assessments and Taxation of Maryland on January 12, 1999


3.3 Third Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of November 12, 1998 (incorporated by reference to Exhibit 3.2 to the Current Report on Form 8-K of Vornado Realty Trust, dated November 12,
               1998)


3.4 Exhibit A, dated as of December 22, 1998, to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P.


99.1 Press release of Vornado Realty Trust, dated November 12, 1998 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of Vornado Realty Trust, dated November 12, 1998)


99.2           Press release of Vornado Realty Trust, dated December 22, 1998


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